UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2011

Spectrum Control, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-8796	25-1196447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8031 Avonia Road, Fairview, Pennsylvania		16415
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (814) 474-2207

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K filed by Spectrum Control, Inc. (the “Company”) on March 29, 2011 (the “Original 8-K”) amends the Original 8-K solely to supply the correct version of exhibit 10.1 thereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2011, the Company entered into an amendment (the “Amendment”) of the Employment and Consulting Agreement between the Company and Richard A. Southworth dated January 28, 2008, as amended as of November 9, 2009 (the “Agreement”). Pursuant to the Amendment, if there is a “change in control” with respect to the Company and Mr. Southworth’s employment as President or Chief Executive Officer of the Company is thereafter or thereupon terminated prior to November 30, 2011, Mr. Southworth will be retained by the Company as a consultant on the terms provided in the Agreement for a period of six years from the date of such termination. For services as a consultant under the Agreement, Mr. Southworth will receive annual compensation of $100,000, and in the event the six-year consulting term is (i) terminated by the Company for disability or death or just cause (as defined in the Agreement), Mr. Southworth or his estate will receive the portion of the annual fee earned but unpaid through the date of termination, (ii) terminated by the Company for any other reason, Mr. Southworth will be entitled to continuing payments of the annual consulting fee for the remainder of the consulting term on terms and conditions to be determined by the Board of Directors at the time of termination.

For purposes of the Amendment, “change in control” means the first of the following events to occur:

(a) Any acquisition or series of acquisitions by any person other than the Company, any of the subsidiaries of the Company, any employee benefit plan of the Company, or any of their subsidiaries, or any person holding common shares of the Company for or pursuant to the terms of such employee benefit plan, that results in that person becoming the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of either the then outstanding shares of the common stock of the Company (“Outstanding Company Common Stock”) or the combined voting power of the Company’s then outstanding securities entitled to then vote generally in the election of directors of the Company (“Outstanding Company Voting Securities”). Notwithstanding the foregoing, any such acquisition of Outstanding Company Common Stock or Outstanding Company Voting Securities will not constitute a Change of Control while such Person does not exercise the voting power of its Outstanding Company Common Stock or otherwise exercise control with respect to any matter concerning or affecting the Company, or Outstanding Company voting Securities, and promptly sells, transfers, assigns or otherwise disposes of that number of shares of Outstanding Company Common Stock necessary to reduce its beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of the Outstanding Company Common stock to below 50%;

(b) During any period not longer than 24 consecutive months, individuals who at the beginning of such period constitute the Board cease to constitute at least a majority of the Board, unless the election, or the nomination for election by the Company’s shareholders, of each new board member was approved by a vote of at least 2/3rds of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved); and

(c) Approval by the shareholders of the Company of

(i)	a sale of all or substantially all of the Company taken as a whole (with the stock or other ownership interests of the Company in any of its subsidiaries constituting assets of the Company for this purpose) to a person that is not an Affiliate of the Company (for purposes of this paragraph “sale” means any change of ownership), or

(ii)

an agreement to merge or consolidate or otherwise reorganize, with or into one or more persons that are not Affiliates of the Company, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after any such merger, consolidation or reorganization are, or will be, owned, directly or indirectly, by shareholders of the Company immediately before such merger, consolidation or reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Company’s securities from the record date for such approval until such merger, consolidation or reorganization and that such record owners hold no securities of the other parties to such merger, consolidation or reorganization), but including in such determination any securities of the other parties to such merger, consolidation or reorganization held by Affiliates of the Company.

For purposes of this definition, an “Affiliate” of, or a person “Affiliated” with, a Person means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under current control with, the Person specified.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and the Agreement, copies of which are attached hereto as Exhibit 10.1, and incorporated into this item by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated March 28, 2011, by and among the Company, API and Merger Sub.

10.1	Employment and Consulting Agreement dated January 28, 2008, as amended as of November 9, 2009, between the Company and Richard Southworth, and as further amended as of March 27, 2011.

99.1*	Joint Press Release, dated March 28, 2011, issued by the Company and API.

99.2*	Press Release, dated March 28, 2011, issued by the Company.

*	Filed or furnished with the Original 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereto duly authorized.

SPECTRUM CONTROL, INC.
(Registrant)

Date: March 29, 2011	By:	/s/ John P. Freeman
(Signature)
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated March 28, 2011, by and among the Company, API and Merger Sub.

10.1	Employment and Consulting Agreement dated January 28, 2008, as amended as of November 9, 2009, between the Company and Richard Southworth, and as further amended as of March 27, 2011.

99.1*	Joint Press Release, dated March 28, 2011, issued by the Company and API.

99.2*	Press Release, dated March 28, 2011, issued by the Company.

*	Filed or furnished with the Original 8-K.